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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT ACCOUNTANTS FOR FORM 10-K

We hereby consent to the incorporation by reference in (1) Registration Statement No. 33-55014, which acts as Post-Effective Amendment No. 2 to Registration Statement No. 33-26566 on Form S-8/S-3, and Post-Effective Amendment No. 6 to Registration Statement No. 2-85579 on Form S-8/S-3; (2) Registration Statement No. 33-33621 on Form S-8, which acts as Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8; (3) Registration Statement No. 33-10491 on Form S-3; (4) Registration Statement No. 33-41241 on Form S-8; and (5) Registration Statement No. 33-53231 on Form S-3 of our report dated February 6, 1997 on our audits of the consolidated financial statements of VF Corporation as of January 4, 1997 and December 30, 1995, and for the years then ended, appearing on page 21 of the 1996 Annual Report of Shareholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the consolidated financial statement schedule, which appears on page 19 of this Form 10-K.


/s/ Coopers & Lybrand L.L.P.

Philadelphia, Pennsylvania
March 24, 1997




              CONSENT OF INDEPENDENT ACCOUNTANTS FOR FORM 11-K

We hereby consent to the incorporation by reference in (1) Registration Statement No. 33-55014, which acts as Post-Effective Amendment No. 2 to Registration Statement No. 33-26566 on Form S-8/S-3, and Post-Effective Amendment No. 6 to Registration Statement No. 2-85579 on Form S-8/S-3; (2) Registration Statement No. 33-33621 on Form S-8, which acts as Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8, of our report dated March 10, 1997 on our audits of the financial statements of the VF Corporation Tax-Advantaged Savings Plan for Salaried Employees as of December 31, 1996 and December 31, 1995 and for the years then ended included in the Form 11-K, which is filed as Exhibit 99(A) to this Form 10-K.


/s/ Coopers & Lybrand L.L.P.

Philadelphia, Pennsylvania
March 24, 1997